Exhibit 10.202

****CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by four asterisks.

EIGHTEENTH AMENDMENT TO THE
FULL-TIME TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Eighteenth Amendment to the Full-time Transponder Capacity Agreement (Pre-Launch) (the “Eighteenth Amendment”) is made and entered into as of this 29th day of October, 2013 (the “Effective Date”) by and between INTELSAT CORPORATION, a Delaware corporation (“Intelsat”), and GCI COMMUNICATIONS CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with **** transponders on Galaxy 18 (the “**** Transponders”); **** transponders on Galaxy 18 (the “**** Transponders”); **** transponders on Horizons 1 (the “**** Transponder”); and **** Transponder **** on Horizons 1 (the “Transponder ****”);

WHEREAS, Customer and Intelsat wish to amend the terms of the Agreement **** Capacity Term and **** Customer ****, all of which is further defined below;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.

2.
Article 2, Capacity Term. The Capacity Term for each component outlined here shall be: (i) for the **** Transponders ****; (ii) for the **** Transponders ****; (iii) for **** Transponders ****; (iv) for **** Transponders ****; and (v) for the Transponder ****.

3.	Section 3.1, **** Fee. Customer’s **** Fee shall be as set forth in Appendix A attached hereto.

4.	**** and **** Transponder. Customer shall have **** the Capacity Term **** Transponders or the **** Transponders to the **** the Satellite at ****, in the event **** set forth herein.

5.
**** Transponder ****. At **** Effective Date ****, Customer shall have **** written notice, **** transponder **** on **** (the “***** Transponder ****”) with **** a Capacity Term **** at the rate of $**** inclusive of **** fees. Intelsat shall work with Customer **** the Capacity Term subject to **** and upon written notice.

****CONFIDENTIAL TREATMENT

6.
**** Transponder. Customer shall have the right, **** and ****, **** transponder on **** (the “**** Transponder”) by providing Intelsat **** written notice. The **** Transponder would have a Capacity Term **** and **** at the rate of $****.

7.	**** Transponders. At **** the Effective Date of this Amendment to ****, Customer shall have the right, **** written notice, **** transponders on **** at the following rates:

Term of Service	**** Fee Per Transponder
> **** years	$****
>**** years **** years	$****
>**** years to **** years	$****
> **** years to **** years	$****
> **** years to **** years	$****
**** year to **** years	$****

8.
**** Right. At ****, Customer shall have the right, in the event Customer’s **** with Customer and Customer provides written evidence **** Transponders (in ****) and **** Transponder, in which case Customer must provide Intelsat with **** written notice, and ****, Customer’s **** Fee for the **** Transponder ****$**** and for the **** Transponder **** $****. Customer will **** fee for each transponder **** as follows:

****CONFIDENTIAL TREATMENT

For each **** Transponder ****:

**** Date	**** Fee
**** – ****	$****
**** – ****	$****
**** – ****	$****
****	$****

For the **** Transponder:

**** Date	**** Fee
**** – ****	$****
**** – ****	$****
**** – ****	$****
****	$****

9.	Except as specifically set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties hereto has duly executed and delivered this Eighteenth Amendment as of the day and year above written.

INTELSAT CORPORATION		GCI COMMUNICATION CORP.

BY:	/s/	BY:	/s/

Name:	Patricia A. Casey	Name:	Jimmy Sipes

Title:	SVP & Deputy General Counsel	Title:	VP Network Services & Chief Engineer

Date:		Date:

****CONFIDENTIAL TREATMENT

APPENDIX A

CUSTOMER’S TRANSPONDER CAPACITY AND PAYMENT SCHEUDLE FOR
GCI COMMUNICATIONS CORP.

SVO #	****/ Transponder No	Transponder Type	Capacity Term	**** Fee
	****	****	**** – ****	US$******
	****	****	**** – ****	US$******
	****	****	**** – ****	US$*****
	****	****	**** – ****	US$******
	****	****	**** – ****	US$******
	****	****	**** –****	US$******
	****	****	**** – ****	US$*****
	****	****	**** – ****	US$******
	****	****	**** – ****	US$*****
	****	****	**** – ****	US$*****
	****	****	**** – ****	US$*****
	****	****	**** – ****	US$******
	****	****	**** – ****	US$*****
	****	****	**** – ****	US$*****
	****	****	**** – ****	US$*****
	****	****	**** – ****	US$*******
	****	****	**** – ****	US$*******
	****	****	**** -- ****	US$*******

***** Fee includes US$**** for **** Fee and the US$**** for each of **** Transponders under Article 14. If the **** Longitude **** Transponder is **** or **** Customer is **** Transponder on **** (of its successor satellite), the **** Fee **** Transponder ****. If, however, the **** Longitude **** Transponder ****, then the **** Fee for **** Transponder **** Fee. The **** Longitude **** fee shall be ****.

****** Fee includes US$**** for **** Fee and the US$**** for each of **** and **** Transponders with **** Replacement **** under Article 15. If the **** Replacement Transponder is **** or **** Customer **** Transponder on **** Replacement, the **** Fee **** Transponder ****. If, however, the **** Replacement Transponder ****, then the **** Fee for **** Transponder **** Fee. The **** Replacement **** Fee shall be ****.

******* Fee includes US$**** for **** Fee and the US$**** for the Galaxy XR **** Fee (hereinafter referred to as the “**** Fee” as **** is the Replacement Satellite **** Galaxy XR). If the **** Transponder **** (as defined in Article 17), the **** Fee **** Transponder ****. If, however, the **** Transponder **** (as defined in Article 17), then the **** Fee **** Transponder **** Fee. The **** Fee shall be ****.